UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 21, 2022
Federal Realty Investment Trust
Federal Realty OP LP
(Exact name of registrant as specified in its charter)

Maryland (Federal Realty Investment Trust)	1-07533	87-3916363
Delaware (Federal Realty OP LP)	333-262016-01	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Rose Avenue, Suite 200	North Bethesda,	Maryland	20852
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number including area code: 301/998-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Federal Realty Investment Trust
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	FRT	New York Stock Exchange
$.01 par value per share, with associated Common Share Purchase Rights

Depositary Shares, each representing 1/1000 of a share	FRT-C	New York Stock Exchange
of 5.00% Series C Cumulative Redeemable Preferred Stock, $.01 par value per share

Federal Realty OP LP
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Federal Realty Investment Trust Yes ☐ No ☒	Federal Realty OP LP Yes ☐ No ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Federal Realty Investment Trust ☐	Federal Realty OP LP ☐

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 21, 2022, Mark S. Ordan notified Federal Realty Investment Trust (the “Company”) of his decision to resign as a member of the Company's Board of Trustees (the “Board”) effective as of September 30, 2022. Mr. Ordan’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Effective as of October 1, 2022, the Board of the Company elected Thomas A. McEachin as a Trustee to fill the vacancy created by Mr. Ordan’s resignation. Mr. McEachin has also been appointed to serve on the Board’s Compensation and Human Capital Management Committee and Nominating and Corporate Governance Committee. In addition, Mr. Anthony R. Nader, III will become the Chair of the Company’s Nominating and Corporate Governance Committee, replacing Mr. Ordan in that role.

For his service on the Board and Committees, Mr. McEachin will receive the same compensation as that paid to all other non-executive Trustees that do not serve as the Non-Executive Chairman of the Board.

The Company has determined that Mr. McEachin is independent within the meaning of the New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines and qualifies as an audit committee financial expert as defined by the Securities and Exchange Commission. There is no arrangement or understanding pursuant to which Mr. McEachin was elected as a Trustee of the Company, and there are no related party transactions involving Mr. McEachin that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST
FEDERAL REALTY OP LP

Date:	September 26, 2022	/s/ Dawn M. Becker

Dawn M. Becker
Executive Vice President-General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)